UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2003

Cytec Industries Inc.
(Exact name of registrant as specified in its charter)

Delaware 1-12372 22-3268660
(State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

Five Garret Mountain Plaza West Paterson NJ 07424 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (973) 357-3100

 (Former name or former address, if changed since last report)

Item 12.  Disclosure of Results of Operations and Financial Condition

On October 16, 2003, Cytec Industries Inc. issued a press release announcing financial results for the quarter ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             Cytec Industries Inc.
                                                                             (Registrant)

Date:  October 16, 2003

                                                                               /s/ James P. Cronin
                                                                              J. P. Cronin
                                                                             Executive Vice President and
                                                                             Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 16, 2003